Exhibit 99.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (the “Amendment”) is made as of this 28th day of September, 2015, by and among SPH GROUP HOLDINGS LLC, a Delaware limited liability company (“SPH”), STEEL PARTNERS HOLDINGS L.P., a Delaware limited partnership (“Steel Partners”, and together with SPH and each other Person joined as a borrower from time to time, collectively and individually as the context may require, “Borrower”), the financial institutions which are now or which hereafter become a party to the Credit Agreement (as defined below) (collectively, the “Lenders” and each individually, a “Lender”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as administrative agent for the Lenders under this Agreement (PNC is hereinafter referred to in such capacity as the “Administrative Agent”).

BACKGROUND

A.           On October 23, 2013, Borrowers, Lenders and Administrative Agent entered into a Credit Agreement to reflect certain financing arrangements between the parties thereto (as amended, modified, renewed, extended, replaced or substituted from time to time, the “Credit Agreement”).  The Credit Agreement and all other documents executed in connection therewith are collectively referred to herein as the “Existing Financing Agreements.”  All capitalized terms used herein but not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

B.           The Loan Parties have requested, and the Administrative Agent and the Lenders have agreed, to amend certain terms and provisions contained in the Credit Agreement, in each case subject to the terms and conditions set forth in this Amendment.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1.            Amendments to Credit Agreement.  Upon the Effective Date, the Credit Agreement shall be amended as follows:

(a)           Amended Definition.  The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

Applicable Margin shall mean, (i) with respect to Loans bearing interest at the Base Rate, five-eighths of one percent (0.625%) and (ii) with respect to Loans bearing interest at the LIBOR Rate, one and five-eighths of one percent (1.625%).

(b)           Annual Financial Statements.    Sections 8.3.1 and 8.3.2 of the Credit Agreement are hereby amended and restated in their entirety as follows:

8.3.1        Quarterly Financial Statements.  As soon as available and in any event within sixty (60) calendar days after the end of each of the first three fiscal quarters in each fiscal year, (i) an internal combined and combining financial statements of each Borrower, consisting of a balance sheet as of the end of such fiscal quarter and related statements of income, and investment summary of Borrowers, and (ii) consolidated financial statements of Steel Partners Holdings L.P., consisting of a consolidated balance sheet as of the end of such fiscal quarter and related consolidated statements of income, stockholders' equity and cash flows for the fiscal quarter then ended and the fiscal year through that date, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President or Chief Financial Officer of Steel Partners as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year.

8.3.2       Annual Financial Statements. As soon as available and in any event within one-hundred twenty (120) days after the end of each fiscal year of Steel Partners, (i) combined and combining financial statements of each Borrower consisting of a balance sheet as of the end of each such fiscal year, and related statements of income, stockholders’ equity and cash flows and investment summary of each Borrower for the fiscal year then ended, and (ii) consolidated financial statements of the Steel Partners consisting of a consolidated  balance sheet as of the end of such fiscal year, and related consolidated statements of income, stockholders' equity and cash flows for the fiscal year then ended, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and, with respect to the financial statements described in clause (ii) hereof, certified by independent certified public accountants of nationally recognized standing satisfactory to the Administrative Agent.  The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents.

(c)           Increase in Revolving Credit Commitments. Section 2.12.1 of the Credit Agreement is hereby amended by deleting section 2.12.1.3 in its entirety and replacing it with the following:

2.12.1.3  Aggregate Revolving Credit Commitments.  After giving effect to such increase, the total Revolving Credit Commitments shall not exceed $130,000,000.

2.            Schedules and Exhibits.

(a)           Existing Schedules and Exhibits.  Upon the Effective Date, Schedule 1.1(A) to the Credit Agreement shall be amended and restated in its entirety and replaced with Schedule 1.1(A) attached hereto as Exhibit A.

3.            Representations and Warranties.  Each Loan Party hereby:

(a)           reaffirms all representations and warranties made to Administrative Agent and Lenders under the Credit Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct in all material respects as of the date hereof, in each case other than representations and warranties that relate to a specific date;

(b)           reaffirms all of the covenants contained in the Credit Agreement and covenants to abide thereby until all Loans, Obligations and other liabilities of Loan Parties to Administrative Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Administrative Agent and Lenders;

(c)           represents and warrants that no Potential Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements;

(d)           represents and warrants that since June 30, 2015, no event or development has occurred which has had or is reasonably likely to have a Material Adverse Change;

(e)           represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment and all related agreements, instruments, and documents to which such Loan Party is a party, that such actions were duly authorized by all necessary corporate or company action and that the officers executing this Amendment and any related agreements, instruments or documents on its behalf were similarly authorized and empowered, and that neither this Amendment nor any related agreements, instruments, or documents contravenes any provisions of its Certificate of Formation and Operating Agreement, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(f)           represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered by such Loan Party in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

4.            Security Interest.  As security for the payment and performance of the Obligations, and satisfaction by the Loan Parties of all covenants and undertakings contained in the Credit Agreement, the Loan Documents and the Existing Financing Agreements, each Borrower reconfirms the prior grant of the security interest in and first priority, perfected lien in favor of Administrative Agent, upon and to, all of its right, title and interest in and to the Collateral, whether now owned or hereafter acquired, created or arising and wherever located.

5.            Confirmation of Indebtedness.  Loan Parties confirm and acknowledge that as of the close of business on September 22,  2015, Borrower was indebted to Administrative Agent and Lenders under the Credit Agreement in the aggregate principal amount of $64,000,000.00 for the Revolving Credit Loans, $1,887,170.38 for Swing Line Loans, and $892,304.75 with respect to issued and outstanding Letters of Credit, without any deduction, defense, setoff, claim or counterclaim, plus all fees, costs and expenses incurred to date in connection with the Credit Agreement and the other Loan Documents.

6.            Conditions Precedent/Effectiveness Conditions.  This Amendment shall be effective upon (the “Effective Date”) the satisfaction of each of the following conditions (all documents to be in form and substance reasonably satisfactory to Administrative Agent and Administrative Agent’s counsel):

(a)           Administrative Agent shall have received this Amendment duly executed by Lenders and all Loan Parties;

(b)           Administrative Agent shall have received a (i) revolving credit note in the amount of $15,000,000 payable to the order of Beneficial Bank, (ii) a revolving credit note in the amount of $15,000,000 payable to the order of Webster Bank, National Association, and (iii) a revolving credit note in the amount of $10,000,000 payable to the order of First Niagara Bank, N.A., each duly executed by each Borrower (the “New Notes”), each of which shall each be deemed a “Note” under the Credit Agreement;

(c)           Administrative Agent shall have received Lender Joinder and Assumption Agreements with respect to the joinder of each of Beneficial Bank and Webster Bank, National Association, as Lenders;

(d)           Administrative Agent shall have received an Assignment and Assumption Agreement with respect to First Niagara Bank, N.A.;

(e)           Administrative Agent shall have received the results of updated UCC, tax lien, and judgment searches against each Borrower;

(f)           Administrative Agent shall have received a certificate certified by the secretary or manager of each Borrower, and an incumbency certificate for each Borrower identifying all authorized officers with specimen signatures, and authorizing resolutions of each Borrower authorizing the execution of this Amendment and the New Notes;

(g)          Administrative Agent shall have received a certificate certified by the secretary or manager of each Borrower certifying that each Borrower’s Certificate of Formation and Operating Agreement has not changed since such documents were last delivered to Administrative Agent;

(h)          After giving effect to this Amendment, no Potential Default or Event of Default shall have occurred and be continuing;

(i)            Execution and/or delivery of all other agreements, instruments and documents requested by Agent to effectuate and implement the terms hereof; and

(j)            Loan Parties shall have paid or reimbursed Administrative Agent for its reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

7.            Reaffirmation of Existing Financing Agreements.  Except as modified by the terms hereof, all of the terms and conditions of the Credit Agreement, as amended, and all other of the Existing Financing Agreements, are hereby reaffirmed and shall continue in full force and effect as therein written.

8.            Release.  As further consideration for Administrative Agent’s and Lenders’ agreement to grant the accommodations set forth herein, each Loan Party hereby waives and releases and forever discharges Administrative Agent and Lenders and their respective officers, directors, attorneys, agents and employees from any liability, damage, claim, loss or expense of any kind that Loan Parties, or any of them, may have against Administrative Agent or Lender arising out of or relating to the Obligations, this Amendment or the Loan Documents, other than any liability, damage, claim, loss or expense as a result of the gross negligence or willful misconduct of the Administrative Agent or any Lender.

9.            Miscellaneous.

(a)           No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

(b)          The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

(c)           No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d)          The terms and conditions of this Amendment shall be governed by the laws of the State of New York.

(e)          This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery by facsimile or electronic transmission shall bind the parties hereto.

 [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

BORROWERS:	STEEL PARTNERS HOLDINGS L.P.
By: Steel Partners Holdings GP Inc., its general partner

	By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Chief Financial Officer

SPH GROUP HOLDINGS LLC
By: Steel Partners Holdings GP Inc., its manager

By:	/s/ James F. McCabe, Jr.
Name:	James F. McCabe, Jr.
Title:	Chief Financial Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

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PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, Lead Arranger, and Lender

By:	/s/ Bryan Flory
Name:	Bryan Flory
Title:	Assistant Vice President

CITIZENS BANK, N.A., as Lender

By:	/s/ Douglas Moore
Name:	Douglas Moore
Title:	Vice President

BENEFICIAL BANK, as Lender

By:	/s/ Jack Kelly
Name:	Jack Kelly
Title:	VP, Wholesale Banking

WEBSTER BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Scott C. Meves
Name:	Scott C. Meves
Title:	SVP

FIRST NIAGARA BANK, N.A., as Lender

By:	/s/ Troy Jellerette
Name:	Troy Jellerette
Title:	Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

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EXHIBIT A

SCHEDULE 1.1(A)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders:

Lender	Amount of Commitment for Revolving Credit Loans	Commitment	Ratable Share
Name: PNC Bank, National Association Address: 1600 Market Street 22nd Floor, F2-F070-22-2 Philadelphia, PA 19103 Attention: Bryan Flory, Assistant Vice President Telephone: 215.585.1385 Telecopy: 215.585.4144	$40,000,000	$105,000,000	38.0952381%
Citizens Bank, N.A. Address: 711 Westchester Ave. 3rd Floor, White Plains, NY 10604 Attention:Anthony Selvaggio Telephone:(914) 288-8719 Telecopy:(914) 582-3589	$25,000,000	$105,000,000	23.8095238%
Webster Bank, National Association Address: Two Tower Bridge 1 Fayette Street, Suite 400 Conshohocken, PA 19428 Attention: Kent Nelson Telephone: (610) 729-1743 Telecopy: (610) 729-1755	$15,000,000	$105,000,000	14.2857143%
Beneficial Bank Address: Beneficial Bank 1818 Beneficial Bank Place 1818 Market Street Philadelphia, PA 19103 Attention: Robert McGill Telephone: (215) 864-6158	$15,000,000	$105,000,000	14.2857143%
First Niagara Bank, N.A. Address: First Niagara Financial Group 40 Richards Avenue Norwalk, CT 06854 Attention: Troy K. Jellerette Phone: (203) 854 3463	$10,000,000	$105,000,000	9.5238095%

SCHEDULE 1.1(A)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower and Guarantors:

ADMINISTRATIVE AGENT
Name: PNC Bank, National Association
Address: 1600 Market Street, 22nd Floor, F2-F070-22-2
Philadelphia, PA 19103
Attention: Bryan Flory
Telephone:          215.585.4935
Telecopy:            215.585.4144

With a Copy To:
Loan Administration
PNC Bank, National Association, as Agent
500 First Ave
Pittsburgh, PA 15219
Mail Stop: P7-PFSC-04-I
Phone: 412-762-0911
Fax: 412-762-8672
Attention: Laura Macioce
Loan Support Analyst II

BORROWER:
Name:  Steel Partners Holdings L.P.
SPH Group Holdings LLC
590 Madison Avenue, 32nd Floor
New York, New York 10022
Attention: James F. McCabe, Jr.
Telephone:          212.520.2300
Telecopy:            212.520.2377